UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2014

START SCIENTIFIC, INC.
(Exact  Name of Registrant as Specified in Charter)

Delaware	000-52227	20-4910418
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

6 Champion Trail San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 257-8708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                On February 7, 2014, George Edwards resigned as Chief Financial Officer and a member of the Board of Directors of Start Scientific, Inc. (the “Company”).  Mr. Edwards was appointed as the Chief Financial Officer and as a Director of the Company in May 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

START SCIENTIFIC, INC.

Date: February 11, 2014	By:	/s/ Norris R. Harris
Norris R. Harris
Chief Executive Officer